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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549




                                   FORM 8-K/A

                                 AMENDMENT NO. 2
                                       TO
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): March 29, 2004



                               LIFEWAY FOODS, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          ILLINOIS                       0-17363                  36-3442829
 ---------------------------      ----------------------       ---------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
      of incorporation)                                      Identification No.)


                              6431 West Oakton St.
                             Morton Grove, IL 60053
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               (Address of principal executive offices, zip code)


       Registrant's telephone number, including area code: (847) 967-1010



                                       N/A
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

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

                               LIFEWAY FOODS, INC.

ITEM 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On May 13, 2004, Lifeway Foods, Inc. ("Lifeway") engaged Plante & Moran, PLLC ("Plante Moran") as its independent auditor following the May 1, 2004 merger of Plante Moran with the Company's previous auditor, Gleeson, Sklar, Sawyers & Cumpata, LLP ("Gleeson Sklar"). As of the date of its merger with Plante Moran, Gleeson Sklar declined to stand for re-election as Lifeway's independent auditor. The decision of Gleeson Sklar to decline to stand for re-election was communicated to and accepted by the audit committee of the board of directors of Lifeway.

     The independent auditor's reports prepared by Gleeson Sklar in connection with Lifeway's financial statements for the year ended December 31, 2002 and the year ended December 31, 2003 did not contain either an adverse opinion or disclaimer of opinion, nor were such independent auditor's reports modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2002 and December 31, 2003, and through the date of the merger of Plante Moran with Gleeson Sklar, Lifeway has had no disagreements with Gleeson Sklar in connection with any matter for which Gleeson Sklar had been retained.

     Gleeson Sklar was advised by Lifeway of the disclosure made in this filing and has communicated its concurrence to the Securities and Exchange Commission in a letter dated June 15, 2004. Lifeway received a copy of Gleeson Sklar's concurrence on June 15, 2004. Gleeson Sklar's concurrence is attached to this filing as Exhibit 16.1.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

     (c) Exhibits. The following exhibits are filed with this report:

         Exhibit 16.1 - Letter dated June 15, 2004 from Gleeson, Sklar, Sawyers and Cumpata, LLP to the Securities Exchange Commission.

















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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated June 15, 2004               LIFEWAY FOODS, INC.


                                  By: /s/ Julie Smolyansky
                                      ------------------------------------
                                      Julie Smolyansky
                                      Chief Executive Officer, Chief Financial
                                      and Accounting Officer, President,
                                      Treasurer and Director